

Louisiana
Texas
GULF of MEXICO

McMoRan

McMoRan Exploration Co.

Buried Treasures on the Shelf

4th Quarter 2011 Conference Call

James R. Moffett
Co-Chairman of the Board, President & CEO

Richard C. Adkerson
Co-Chairman of the Board

January 17, 2012

MMR LISTED NYSE

www.mcmoran.com

McMoRan

Cautionary Statement

Buried Treasures on the Shelf

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC, as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010.

This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

2011 Highlights

Buried Treasures on the Shelf

- Completion Activities of the Davy Jones Discovery in Advanced Stage
- Advanced Industry Leading Sub-Salt Drilling on GOM Shelf/Gulf Coast Area
  - Blackbeard East – Encountered 1st Frio Sand Section Offshore Central LA
  - Lafitte – 3rd Ultra-Deep Well to Encounter Miocene Sands; 2nd to Encounter Frio
  - Davy Jones No. 2 – Successful Wilcox Delineation Well, Cretaceous Additive to Resource Potential
  - Spud Blackbeard West No. 2; Drilling Ahead
  - Commenced Operations at Lineham Creek
- Data Continue to Support Potential for Major New Geologic Trend Spanning 200 Miles on GOM Shelf
- Favorable Production Performance – 2011 Actual of 187 MMcfe/d, 17% Higher than January 2011 Estimate
- Ended 2011 with $569 MM in Cash

McMoRan

4Q11 Summary

Buried Treasures on the Shelf

McMoRan 4Q11 Sales Stats

	Volumes	Realization
Natural Gas	10.4 Bcf	$3.57/Mcf
Oil	0.6 MM Bbls	$111.46/Bbl
Natural Gas Liquids	1.8 Bcfe	$9.48/Mcfe

4Q Production Rate of 170 MMcfe/d

- **Net Income: $28.4 Million ($0.16/diluted share), Includes:**
  - $39.1 Million in Insurance Proceeds
  - $9.1 Million in Impairment Charges
  - $11.4 Million in Charges for ARO Adjustments
- **EBITDAX[(1)]: $67.6 Million**
- **Operating Cash Flow: $48.5 Million, Including:**
  - $39.1 in Insurance Proceeds
  - $2.5 Million in Working Capital Sources
  - $56.6 Million in Abandonment Expenditures
- **Capital Expenditures of $105.6 Million**

(1) Please see slide 24 for reconciliation of this Non-GAAP Measure to net income.

McMoRan

Reserve Data as of 12/31/11

Buried Treasures on the Shelf

Excludes Pending Results from Ultra-Deep Activities

	Bcfe
Ryder Scott Proved Reserves at 12/31/10	279.8
2011 Production	(68.2)
Net Revisions (1)	44.2
Preliminary Proved Reserves at 12/31/11	255.8
PV of Proved Reserves @ 10% (2) (3)	$829 Million
Impact of Each $1.00/Mmbtu Change:	~$120 Million

(1) Positive revisions principally from Flatrock (26.6 Bcfe), Main Pass Block 299 (5.6 Bcfe) and Laphroaig (3.3 Bcfe)

(2) Based on independent reservoir engineers' preliminary estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves determined using a ten percent discount rate, average first-of-the-month prices for the previous 12 months of $96.19/bbl of oil, $56.82/bbl (or $9.47/Mcfe) of NGLs and $4.12/MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission. Year-end 2011 reserves exclude pending results from ultra-deep activities.

(3) PV of Proved Reserves @ 10% is a non-GAAP financial measure. A reconciliation of PV of Proved Reserves @10% to the standardized measure of discounted future net cash flows as defined by GAAP will be included in McMoRan's 2011 Annual Report on Form 10-K.

Flatrock Update

Favorable Production Performance & Inclusion of NGLs Resulted in Positive Reserve Additions in 2011 of 64 Bcfe Gross (27 Bcfe Net to MMR)

Flatrock Ryder Scott
Ultimate Recovery of
Proved Reserves at 12/31/11


Remaining:
197 Bcfe
Produced:
257 Bcfe

454 Bcfe Gross

Flatrock Ryder Scott
Proved Reserves at 12/31/11


Producing:
17%
Undeveloped:
16%
Non-producing:
67%

197 Bcfe Gross
81 Bcfe Net to McMoRan

NOTE: McMoRan owns a 55% Working Interest and a 41.3% Net Revenue Interest

Proved Reserves as of 12/31/11

Buried Treasures on the Shelf

Excludes Pending Results from Ultra-Deep Activities

By Category	By Commodity 6:1 Ratio	By Commodity Relative Revenue %*



PUD 15%
PDP 28%
PDSI 3%
PDNP 54%

256 Bcfe



Oil 34%
Gas 59%
7%
NGLs

256 Bcfe



Oil 64%
Gas 29%
7%
NGLs

*Based on relative prices of $4.12/MMbtu for natural gas, $96.19/bbl for oil, and $56.82/bbl (or $9.47/Mcfe) for NGLs used for year-end 2011 reserves

McMoRan

Resource Potential Identified to Date From Drilling Results

Buried Treasures on the Shelf

Prospect	Sand Age	Gross Resource Potential	MMR Share
		(Tcfe)	(Tcfe)
Blackbeard West	Miocene	2.4 (1)	1.3
	Oligocene	2.0 (2)	1.1
Blackbeard East	Miocene	0.8	0.4
	Frio	0.5	0.3
Davy Jones #1 & #2	Wilcox	4.4	2.1
	Tuscaloosa	1.6	0.8
	Lower Cretaceous	0.7	0.3
Lafitte	Miocene/Frio	1.3	0.8
Barbosa	Miocene	2.0 (3)	1.2
TOTAL		15.7	8.3

(1) A portion of this section on this prospect has not yet been drilled. 900 Bcfe of resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.

(2) ~1 Tcfe of resource potential based on cross correlation to Blackbeard East that has not yet been drilled at Blackbeard West.

(3) Prospect has not yet been drilled. Resource potential based on cross correlation of velocity anomaly seen at Blackbeard East.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

Ultra-Deep Well Status Report

Buried Treasures on the Shelf


Lineham Creek
WI: 36%
Operations Commenced
12/31/11
PTD: 29,000'
Davy Jones Field
WI: 63.4%; NRI: 50.2%
2 Successful Sub-salt Wells
Rig on Location; Completion
Operations for #1 Well Under Way
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Current Depth: 11,700'
PTD: 26,000'
Lafitte
WI: 72.0%; NRI: 58.3%
211' Net Pay in Including
56' in Cris-R and 40' in Frio
Current Depth: 32,400'
PTD: 33,000'
Blackbeard East
WI: 72.0%; NRI: 57.4%
Preparing to Log Section
Below 30,800'

Davy Jones – Major Ultra-Deep Discovery

Buried Treasures on the Shelf

2011 Drilling Results Expand Resource Potential



Located in 20 Feet of Water



220
221
222
223
DAVY JONES
SOUTH MARSH ISLAND N. ADDN
232
231
230
229
McMoRan
Davy Jones Discovery
Rig on Location
Completion Underway
233
234
235
236
246
245
Davy Jones Unit
244
243
McMoRan
Davy Jones Offset Appraisal
TA - Waiting on
Completion Materials
12/11

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks South Marsh Island 230/231/234/235

- **MMR WI: 63.4%**
- **MMR NRI: 50.2%**

What Have We Learned?

- 2 Wells Confirmed Presence of Wilcox Age Sands on Shelf & Structural Continuity
- Confirmed Prospectivity of Tuscaloosa Sands and Cretaceous Carbonates

What's Next?

- Completion/Flow Testing of Nos. 1 & 2 Wells
- New Wilcox Delineation Well on Northern Part of Structure
- New Well to Evaluate Tuscaloosa and Lower Cretaceous Updip

Davy Jones Field Development

McMoRan Has Advanced the Technology, Equipment and Processes Needed to Develop This Field

- **Installation of Production Platform for DJ No. 1, Central Processing Facility and Sales Pipelines Substantially Complete**
- **No. 1 Well Completion Under Way; Flow Testing Expected in 1Q12**
- **Following Successful Flow Test, First Production Could be Established Shortly Thereafter**
- **No. 2 Well Completion/Flow Test Expected in 2nd Half 2012**
- **Initial Capacity of Production Facility 150 MMcf/d; Expandable to 275 MMcf/d Quickly**



Rig on Location for completion activities of #1 Well

Lineham Creek Ultra-Deep Exploration Prospect

Buried Treasures on the Shelf


~ 55 miles away
Lineham Creek Prospect
Davy Jones Discovery

- **Located Onshore in Cameron Parish, LA**
- **Large Area of Potential Closure**
- **Operations Commenced 12/31/11**
- **Targeting Eocene/Paleocene Objectives Below Salt Weld; PTD 29,000'**
- **Chevron is Operator with 50% WI**
- **MMR Participating with 36% WI**

Ultra-Deep Prospects/Potential

Buried Treasures on the Shelf

Unriske Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*

Gross Unrisked Potential Could Exceed 100 Tcfe



DAVY JONES (#1 completion under way)
JOHN PAUL JONES
LINEHAM CREEK (in progress)
MMR Wilcox/Cretaceous Play
ENGLAND
BLACKBEARD WEST (#2 in progress)
BONNET
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
BLACKBEARD EAST (in progress)
MMR Oligocene/Frio Play
BARATARIA
HOOK
CALICO JACK
BARBOSA
CAPTAIN BLOOD
LAFITTE (in progress)
MORGAN
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage

*Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

McMoRan

2012 Outlook Summary

Buried Treasures on the Shelf

- **2012 Production Estimate***
  - **Annual Average 130 MMcfe/d**
  - **Excludes Production from DJ #1**
  - **Expect to Increase 2012 Estimate Following Successful Flow Test**
  - **1Q12e – 155 MMcfe/d**

- **2012 Capital Expenditures Estimate – ~$500 MM**
  - **$300 MM in Exploration**
  - **$200 MM in Development**
  - **Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors**

- **Abandonment Expenditures Estimate – ~$60 MM**

**Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
e = estimate. See Cautionary Statement.

Cash Flow Sensitivities

Buried Treasures on the Shelf

($ in millions)

2012e EBITDAX Models Based on Varying Production Levels (1)


$190
$215
$250
130 Mmcfe/d
150 Mmcfe/d
180 Mmcfe/d

Impact to EBITDAX	130 Mmcfe/d	150 Mmcfe/d	180 Mmcfe/d
+/- $1/Mmbtu	$38 MM	$45 MM	$55 MM
+/- $10/Bbl	$22 MM	$23 MM	$24 MM

(1) Based on NYMEX forward curve pricing as of January 10, 2012 (approximately $3.20/MMbtu and $102.50/bbl for 2012). Volume sensitivities on incremental sales assume 95%/5% natural gas to oil ratio.

e = estimate. See Cautionary Statement.

NOTE: These are model results presented for illustrative purposes only.


McMoRan
McMoRan Exploration Co.
Louisiana
Texas
Gulf of Mexico
Buried Treasures on the Shelf
Reference Slides
MMR
LISTED
NYSE
www.mcmoran.com

Blackbeard Ultra-Deep Exploration Area

Buried Treasures on the Shelf



Located in 80 Feet of Water
Blackbeard East - ST 144
Blackbeard West - ST 167/168/SS 188
SHIP SHOAL
SOUTH TIMBALIER
McMoRan Blackbeard West #1BP2 TA
McMoRan Blackbeard West #2 Drilling
McMoRan Blackbeard East #1 Drilling
Salt Weld
Salt Keel
Queen Anne's Revenge
Blackbeard East
Dip

Blackbeard West No. 2 (SS 188)

- Spud on November 25, 2011
- Drilling Below 11,700′
- Targeting Miocene Sands Below Salt Weld
- PTD 26,000′
- WI: 69.4%; NRI: 53.1%

Blackbeard West No. 1 (ST 168)

- Identified 4 Hydrocarbon Bearing Sands in Miocene Below 30,000′
- WI: 69.4%; NRI: 56.5%

Blackbeard East (ST 144)

- 178 Net Feet of Pay in Miocene
- 1st Frio Sand Offshore Central LA
- Drilled to 33,318′ TVD
- Targeting Eocene Age Sands
- Permitted Depth: 34,000′
- WI: 72%; NRI: 57.4%

Blackbeard East Cross Section

Buried Treasures on the Shelf

Upper Miocene

Middle Miocene

Frio



BLACKBEARD EAST
ST 144 #1



South Timbalier Area
Blackbeard East
C
NW
C'
SE
Drilling
Queen Anne's Revenge
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
Eocene
Wilcox
Cretaceous
Salt
Lower Miocene
Current TD
PTD 34,000' TVD
Salt Keel
Upper
Miocene
Middle Miocene
Salt Weld
Frio
Oligocene
Eocene
Wilcox

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects



West
Drilling
Drilling
East
Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
Velocity Anomalies Below Salt Weld
Salt Weld
-25,000'
-30,000'

Lafitte
Ultra-Deep Exploration Prospect

Buried Treasures on the Shelf



Located in 140 Feet of Water

- MMR WI: 72.0%
- MMR NRI: 58.3%
- Spud Date: October 3, 2010
- Drilling Below 32,400'
- Identified 211' Net Pay, Including 56' in *Cris-R* and 40' in *Frio*
- Deepening to Evaluate Oligocene and Possibly Eocene Targets Below the Salt Weld
- PTD: 33,000'


62
63
201
202
203
65
64
222
221
220
SOUTH MARSH ISLAND
B'
223
MMR Lafitte #1 Drilling
78
224
225
EUGENE ISLAND
244
80
79
243
242
B
SOUTH MARSH ISLAND S. ADDN
245
93
94
LAFITTE
247
248

Eugene Island Blocks 222/223/244

Lafitte Cross Section


Eugene Island Area
B'
North
Lafitte Discovery
Drilling
B
South
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Salt
Lower Miocene
Current TD
PTD 33,000' TVD
Oligocene/Frio
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic


Lafitte Prospect
OCS G-21640 #1 BP 1
1" Correlation Uplog
1" Correlation Uplog
CRIS R
FRIO

Lafitte/Barataria/Captain Blood Cross Section

Buried Treasures on the Shelf

Results at Lafitte Enhance Potential of Lafitte Strategic Area Including McMoRan's Barataria and Captain Blood Prospects



WEST
Barataria
EAST
Lafitte
Drilling
Captain Blood
SOUTH
±9.85 Miles
±15.2 Miles
SALT
Pleistocene/Pliocene
SALT
Upper Miocene
Upper Miocene
Salt Weld
Upper Miocene
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Lower Miocene
Oligocene
Oligocene
Oligocene
Frio
Eocene
Eocene / Paleocene
Eocene / Paleocene
Wilcox
Upper Cretaceous
Tuscaloosa
Tuscaloosa
Lower Cretaceous
Mesozoic
-20,000'
-30,000'
-40,000'

4Q11 Average Production Rates For Top Fields

Buried Treasures on the Shelf

(MMcfe/d, except MP 299)


LA State Lease 18090
"Long Point"
Gross: 25; Net: 7
"Laphroaig"
Gross: 51; Net: 15
Breton Sound 33
Gross: 16; Net: 5
South Marsh Island 212
"Flatrock" Field
Gross: 147; Net: 60
Eugene Island 251
Gross: 19; Net: 9
Main Pass 299 (1)
Gross: 900 BBl/d;
Net: 750 BBl/d
Vermilion 215
Gross: 7; Net: 5
West Delta 27
Gross: 7; Net: 4
South Timbalier 193
Gross: 6; Net: 3
High Island 537
Gross: 12; Net: 7
4Q11 Sales
Natural Gas (Bcf) 10.4
Oil (MM bbls) 0.6
NGLs (Bcfe) 1.8

(1) Lower rates due to planned maintenance

Reconciliation of Non-GAAP Measure

Buried Treasures on the Shelf

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. EBITDAX is derived from net income from continuing operations before interest expense, net; income tax expense; exploration expenses; depletion, depreciation and amortization expense; hurricane repair charges included in production and delivery costs; stock-based compensation charged to general and administrative expenses; insurance recoveries; and other income, net. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income to EBITDAX for the fourth quarter ended December 31, 2011 is set forth below:

	4Q11
	($ in millions)
Net income applicable to common stock, as reported	$ 28.4
Preferred dividends and inducement payments for early conversion of preferred stock	10.3
Loss from discontinued operations	4.7
Income from continuing operations, as reported	43.4
Interest expense, net	0.0
Income Tax Expense	0.0
Exploration expenses	2.9
Depreciation, depletion and amortization expense	59.2
Hurricane repair charges (credits) included in production and delivery costs	(0.1)
Stock-based compensation charged to general and administrative expenses	1.5
Insurance recoveries	(39.1)
Other income, net	(0.2)
EBITDAX	$ 67.6